OneAscent Capital Opportunities Fund

TICKER: OACOX

(the “Fund”)

Supplement dated December 20, 2024 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated December 20, 2024

This Supplement contains new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

The caption on the cover page of the Prospectus is deleted and replaced with the following:

PROSPECTUS

OneAscent CAPITAL OPPORTUNITIES Fund

(OACOX)

Shares of Beneficial Interest

$5,000 minimum initial purchase

December 20, 2024

The Securities Offered paragraph on the cover page of the Prospectus is deleted and replaced with the following:

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this prospectus, unlimited shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $10.00. The Fund is not subject to sales charges. The minimum initial investment by a shareholder is $5,000. There is no minimum for subsequent investments. The Fund is offering to sell its shares, on a continuous basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use reasonable efforts to sell the shares. The net proceeds of the continuous offering of shares are invested as soon as practicable after receipt of sufficient proceeds to invest in accordance with the Fund’s investment objectives and policies. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds, and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in accordance with the Fund’s principal investment strategy will be invested in cash, cash equivalents, money market funds, short-term, high quality fixed-income securities, mutual funds, and exchange traded funds (“ETFs”), as well as other mutual funds and ETFs that invest in REITs or commodities and/or use managed futures strategies, long/short equity strategies, arbitrage strategies, or event-driven strategies. During the continuous offering, shares of the Fund will be sold at the next determined NAV. See “Shareholder Servicing Plan.”

The language in the “Purchase Terms” subsection of the “Plan of Distribution” section of the Prospectus on page 35 is deleted and replaced with the following:

Fund shares are sold at the prevailing NAV per share and are not subject to any upfront sales charge. The Fund is not subject to a distribution fee or shareholder servicing fees. Fund shares may only be available through certain financial intermediaries. Because the shares of the Fund are sold at the prevailing NAV per share without an upfront sales charge, the entire amount of your purchase is invested immediately. The Fund’s shares require a minimum initial investment of $5,000. However, investment advisers may aggregate client accounts for the purpose of meeting the minimum investment. Also, the Fund or the Adviser may waive the minimum investment at either's discretion. There is no minimum for subsequent investments.

The fourth paragraph in the “(1) Organization” subsection in the “Notes to the Financial Statements As of October 21, 2024” section of the SAI on page 42 is deleted and replaced with the following:

The Fund has no operations to date other than those relating to organizational matters, including the issuance of 10,000 shares at $10.00 per share to its initial investor, OneAscent Holdings, LLC, an affiliate of the Adviser. The Board may seek exemptive relief to classify and reclassify the shares of the Fund into additional classes of shares at a future date. The minimum initial investment by a shareholder is $5,000. There is no minimum for subsequent investments. Shares will generally be offered at the net asset value (“NAV”) per share on each regular business day.

For further information, please contact the Fund toll-free at 833-632-5139.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.